MASTER / FEEDER

                                    AGREEMENT

                                     BETWEEN

                  ROBECO-SAGE TRITON INSTITUTIONAL FUND, L.L.C.

                                       AND

                     ROBECO-SAGE TRITON MASTER FUND, L.L.C.



                                   DATED AS OF

                                 OCTOBER 1, 2008




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                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I REPRESENTATIONS AND WARRANTIES.....................................1

   Sec. 1.1 Feeder Fund......................................................1
   Sec. 1.2 Master Fund......................................................2

ARTICLE II COVENANTS.........................................................3

   Sec. 2.1 Feeder Fund......................................................3
   Sec. 2.2 Master Fund......................................................3
   Sec. 2.3 Reasonable Actions...............................................4

ARTICLE III INDEMNIFICATION..................................................4

   Sec. 3.1 Feeder Fund......................................................4
   Sec. 3.2 Master Fund......................................................6

ARTICLE IV ADDITIONAL AGREEMENTS.............................................7

   Sec. 4.1 Access to Information............................................7
   Sec. 4.2 Confidentiality..................................................7
   Sec. 4.3 Obligations of the Feeder Fund and the Master Fund...............8

ARTICLE V TERMINATION, AMENDMENT.............................................8

   Sec. 5.1 Termination......................................................8
   Sec. 5.2 Amendment........................................................8

ARTICLE VI GENERAL PROVISIONS................................................8

   Sec. 6.1 Expenses.........................................................8
   Sec. 6.2 Headings.........................................................8
   Sec. 6.3 Entire Agreement.................................................8
   Sec. 6.4 Successors.......................................................9
   Sec. 6.5 Governing Law....................................................9
   Sec. 6.6 Counterparts.....................................................9
   Sec. 6.7 Third Parties....................................................9
   Sec. 6.8 Notices..........................................................9
   Sec. 6.9 Interpretation...................................................9
   Sec. 6.10 Operation of the Funds..........................................9
   Sec. 6.11 Relationship of Parties; No Joint Venture, Etc..................10


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                                    AGREEMENT

          THIS AGREEMENT (the "Agreement") is made and entered into as of the 1st day of October, 2008, by and between Robeco-Sage Triton Institutional Fund, L.L.C. (the "Feeder Fund"), a Delaware limited liability company, and Robeco-Sage Triton Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company.

                                   WITNESSETH

          WHEREAS, the Feeder Fund and the Master Fund each is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company;

          WHEREAS, the Feeder Fund and the Master Fund each have the same investment objective and substantially the same investment policies;

          WHEREAS, the Feeder Fund desires to pursue its investment objective by investing on an ongoing basis substantially all of its investable assets (the "Assets") in the Master Fund in exchange for units of limited liability company interests in the Master Fund (the "Investment") on the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the foregoing, the mutual premises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                         REPRESENTATIONS AND WARRANTIES

          Sec. 1.1 FEEDER FUND. The Feeder Fund represents and warrants to the Master Fund that:

               (a) ORGANIZATION. The Feeder Fund is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Feeder Fund has the requisite power and authority to own its property and conduct its business as proposed to be conducted pursuant to this Agreement.

               (b) 1940 ACT REGISTRATION. Feeder Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company.

               (c) REGISTRATION STATEMENT. Feeder Fund has reviewed the Master Fund's most recent registration statement on Form N-2, as filed with the Securities and Exchange Commission (the "SEC").

               (d) INTEREST. The Investment is the only "investment security," as such term is defined for purposes of Section 12(d)(1)(E) of the 1940 Act, held by the Feeder Fund. For so long as the Feeder Fund holds the Investment, the Investment shall be the only "investment security" held by the Feeder Fund.


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               (e)  PRINCIPAL UNDERWRITER.  The "principal underwriter," as such term is defined in Section 2(a)(29) of the 1940 Act, for the Feeder Fund is a broker or dealer registered under the Securities Exchange Act of 1934 (the "1934 Act"), or a person controlled by such a broker or dealer. For so long as
                    the  Feeder  Fund  holds  the   Investment,   the  principal
                    underwriter for the Feeder Fund, shall be a broker or dealer registered under the 1934 Act, or a person controlled by such a broker or dealer.

          Sec. 1.2 MASTER FUND. The Master Fund represents and warrants to the Feeder Fund that:

               (a) ORGANIZATION. Master Fund is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Master Fund has the requisite power and authority to own its property and conduct its business as now being conducted and as proposed to be conducted pursuant to this Agreement.

               (b) APPROVAL OF AGREEMENT. No meeting of, or consent by, holders of Units (as defined below) of the Master Fund is necessary to approve the issuance of Units to the Feeder Fund.

               (c) ISSUANCE OF UNITS OF LIMITED LIABILITY COMPANY INTERESTS. The issuance by the Master Fund of units of limited liability company interests ("Units") in exchange for the Investment by the Feeder Fund of its Assets has been duly authorized by all necessary action on the part of the Board of Managers of the Master Fund. When issued in accordance with the terms of this Agreement, Units will be validly issued, fully paid and non-assessable.

               (d) 1940 ACT REGISTRATION. The Master Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and such registration is in full force and effect.

               (e) SEC FILINGS; SECURITIES EXEMPTIONS. The Master Fund has duly filed all forms, reports and other documents (collectively, "SEC Filings") required to be filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "1933 Act"), the 1934 Act and the 1940 Act, and the rules and regulations thereunder, (collectively, the "Securities Laws"). Units are not required to be registered under the 1933 Act because such Units are offered solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. In addition, Units are either noticed or qualified for sale or exempt from notice or qualification requirements under applicable securities laws in those states and other jurisdictions in which Units are offered and sold. All SEC Filings relating to the Master Fund comply in all material respects with the requirements of the applicable Securities Laws and do not, as of the date of this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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               (f)  TAX STATUS.  The Master Fund is taxable as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").

               (g) TAXABLE AND FISCAL YEAR. The taxable year end of the Master Fund is December 31st and the fiscal year end is March 31st.

               (h) INSURANCE. As of the date of commencement of its operations, the Master Fund has in force reasonable insurance coverage against certain liabilities that may arise as a result of the Master Fund's business as a registered investment company.

                                    ARTICLE II
                                    COVENANTS

          Sec. 2.1 FEEDER FUND. The Feeder Fund covenants that:

               (a) FISCAL YEAR. The Feeder Fund shall take appropriate action to maintain the same fiscal year end as the Master Fund (currently March 31st).

               (b) PROXY VOTING. If requested to vote on matters pertaining to the Master Fund, the Feeder Fund will either: (i) seek instructions from its investors with regard to the voting of its Unit and vote in accordance with such instructions; or
                    (ii) vote its Unit proportionately for and against each matter in the same proportion as the Units of all other holders are voted; provided that the Feeder Fund will not be obligated to take such action if and to the extent the Feeder Fund obtains an exemption from Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

          Sec. 2.2 MASTER FUND. The Master Fund covenants that:

               (a) SEC FILINGS. The Master Fund will make all SEC Filings required to be made by it with the SEC under the Securities Laws in connection with any meetings of the Master Fund's investors and its registration as an investment company and will provide copies of all such definitive filings to the Feeder Fund. The Master Fund's SEC Filings will comply in all material respects with the requirements of the applicable Securities Laws, and will not, at the time they are filed or used, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b)  1940 ACT  REGISTRATION.  The Master  Fund will  remain  duly
                    registered   under   the   1940   Act   as   a   closed-end,
                    non-diversified, management investment company.

               (c) TAX STATUS. Based upon applicable Internal Revenue Service interpretations and rulings and Treasury Regulations, the Master Fund will continue to be treated as a partnership for federal income tax purposes.

               (d) SECURITIES EXEMPTIONS. Units have been and will continue to be offered and sold solely in private placement transactions which do not involve any "public

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                    offering"  within  the meaning  of  Section   4(2)  of   the
                    1933 Act or require registration or notification under any state law.

               (e) ADVANCE NOTICE OF CERTAIN CHANGES. The Master Fund shall provide the Feeder Fund with reasonable advance written notice of any change in the Master Fund's investment objective, or if the Master Fund has knowledge or should have knowledge that one of the following changes is likely to occur, written notice shall be provided as soon as reasonably possible after the Master Fund obtains or should have obtained such knowledge, of any material change in the Master Fund's investment restrictions, policies or activities, any material increase in the Master Fund's fees or expenses, or any change in the Master Fund's fiscal year. In the event of any change (or proposed change) in the investment objective or any material change in the Master Fund's investment policies or activities, the Master Fund shall provide the Feeder Fund with the opportunity to tender its entire Unit to the Master Fund for repurchase as promptly as is reasonably practicable.

          Sec. 2.3 REASONABLE ACTIONS. Each party covenants that it will, subject to the provisions of this Agreement, from time to time, as and when requested by another party or in its own discretion, as the case may be, execute and deliver or cause to be executed and delivered all such documents, assignments and other instruments, take or cause to be taken such actions, and do or cause to be done all things reasonably necessary, proper or advisable in order to conduct the business contemplated by this Agreement and to carry out its intent and purpose.

                                   ARTICLE III
                                 INDEMNIFICATION

          Sec. 3.1 FEEDER FUND

               (a) The Feeder Fund agrees to indemnify and hold harmless the Master Fund, and the Master Fund's investment adviser, and any director, manager, officer, employee or agent of the Master Fund or of the Master Fund's investment adviser (in this Section, each, a "Covered Person" and collectively, "Covered Persons"), against any and all losses, claims, demands, damages, liabilities or expenses (including, with respect to each Covered Person, the reasonable cost of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith, except as provided in subparagraph (b)) ("Losses"), that:

                    (i) arise out of or are based upon any violation or alleged violation of any of the Securities Laws, or any other applicable statute, rule, regulation or common law, or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such violation or alleged violation, proceeding or investigation arises out of or is based upon any direct or indirect omission or commission (or alleged omission or commission) by the Feeder Fund or by any of its directors, officers, employees or agents, but only insofar as such omissions or commissions relate to the Investment; or

                    (ii) arise out of or are based upon any untrue  statement or alleged untrue statement of a material fact contained in any confidential memoranda or

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                         any other offering  document of the Feeder Fund, or any
                         amendments or supplements to the foregoing (in this Section, collectively "Offering Documents"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or
                         alleged   untrue   statement  or  omission  or  alleged
                         omission was not made in the Offering Documents in reliance upon and in conformity with the Master Fund's registration statement on Form N-2 and other written information furnished by the Master Fund or by any service provider of Master Fund for use therein or for use by the Feeder Fund in preparing such documents, including but not limited to any written information contained in the Master Fund's current registration statement on Form N-2;

                         PROVIDED,  HOWEVER,  that in no case  shall the  Feeder
                    Fund be liable for indemnification hereunder (i) with respect to any claims made against any Covered Person unless a Covered Person shall have notified the Feeder Fund in writing within a reasonable time after the summons, other first legal process, notice of a federal, state or local tax deficiency, or formal initiation of a regulatory investigation or proceeding giving information of the nature of the claim shall have properly been served upon or provided to a Covered Person seeking indemnification or (ii) if such Losses were the result of the negligence or willful misconduct of the Covered Person. Failure to notify the Feeder Fund of such claim shall not relieve the Feeder Fund from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this Section.

               (b) The Feeder Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Feeder Fund elects to assume the defense, such defense shall be conducted by counsel chosen by the Feeder Fund. In the event the Feeder Fund elect(s) to assume the defense of any such suit and retain such counsel, each Covered Person in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (A) the Feeder Fund shall have specifically authorized the retaining of and payment of fees and expenses of such counsel or (B) the parties to such suit include any Covered Person and the Feeder Fund, and any such Covered Person has been advised in a written opinion by counsel reasonably acceptable to the Feeder Fund that one or more legal defenses may be available to it that may not be available to the Feeder Fund, in which case the Feeder Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of one counsel to all such persons. The Feeder Fund shall not be required to indemnify any Covered Person for any settlement of any such claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. The indemnities set forth in paragraph (a) will be in addition to any liability that the Feeder Fund might otherwise have to Covered Persons.

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          Sec. 3.2 MASTER FUND.

               (a) The Master Fund agrees to indemnify and hold harmless the Feeder Fund and any affiliate providing services to the Feeder Fund, and any director, manager, officer, employee or agent of any of them (in this Section, each, a "Covered Person" and collectively, "Covered Persons"), against any and all losses, claims, demands, damages, liabilities or expenses (including, with respect to each Covered Person, the reasonable cost of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith, except as provided in subparagraph
                    (b)) ("Losses"), that:

                    (i) arise out of or are based upon any violation or alleged violation of any of the Securities Laws, or any other applicable statute, rule, regulation or common law or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such violation or alleged violation, proceeding or investigation arises out of or is based upon any direct or indirect omission or commission (or alleged omission or commission) by the Master Fund, or any of its managers, officers, employees or agents; or

                    (ii) arise out of or are based upon any untrue  statement or alleged untrue statement of a material fact contained in any advertising or sales literature, or any other SEC Filing relating to the Master Fund, or any amendments or supplements to the foregoing (in this Section, collectively, the "Offering Documents") of the Master Fund, or arise out of or are based upon the omission or alleged omission to state therein, a material fact required to be stated therein, or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; or

                    (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents relating to the Master Fund, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Master Fund by the Feeder Fund for use therein or for use by the Master Fund in preparing such documents, including but not limited to any written information contained in the Master Fund's current registration statement on Form N-2.

                         PROVIDED,  HOWEVER,  that in no case  shall the  Master
                    Fund be liable for indemnification hereunder (i) with respect to any claims made against any Covered Person unless a Covered Person shall have notified the Master Fund in writing within a reasonable time after the summons, other first legal process, notice of a federal, state or local tax deficiency, or formal initiation of a regulatory investigation or proceeding giving information of the nature of the claim shall have properly been served upon or

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                    provided to a Covered Person seeking indemnification or (ii)
                    if such Losses were the result of the negligence or willful misconduct of the Covered Person. Without limiting the generality of the foregoing, the Master Fund's indemnity to Covered Persons shall include all relevant liabilities of Covered Persons under the Securities Laws, as if the Offering Documents constitute a "prospectus" within the meaning of the 1933 Act, and the Master Fund had registered its units under the 1933 Act pursuant to a registration statement meeting the requirements of the 1933 Act. Failure to notify the Master Fund of such claim shall not relieve the Master Fund from any liability that it may have to any
                    Covered   Person   otherwise   than   on   account   of  the
                    indemnification contained in this Section.

               (b) The Master Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Master Fund elects to assume the defense, such defense shall be conducted by counsel chosen by the Master Fund. In the event the Master Fund elects to assume the defense of any such suit and retain such counsel, each Covered Person in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (A) the Master Fund shall have specifically authorized the retaining of and payment of fees and expenses of such counsel or (B) the parties to such suit include any Covered Person and the Master Fund, and any such Covered Person has been advised in a written opinion by counsel reasonably acceptable to the Master Fund that one or more legal defenses may be available to it that may not be available to the Master Fund, in which case the Master Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of one counsel to such persons. The Master Fund shall not be required to indemnify any Covered Person for any settlement of any such claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. The indemnities set forth in paragraph (a) will be in addition to any liability that the Master Fund might otherwise have to Covered Persons.

                                   ARTICLE IV
                              ADDITIONAL AGREEMENTS

          Sec. 4.1 ACCESS TO INFORMATION. Throughout the life of this Agreement, the Feeder Fund and the Master Fund shall afford each other reasonable access at all reasonable times to such party's officers, employees, agents and offices and to all relevant books and records and shall furnish each other party with all relevant financial and other data and information as such other party may reasonably request.

          Sec. 4.2 CONFIDENTIALITY. Each party agrees that it shall hold in strict confidence all data and information obtained from another party (unless such information is or becomes readily ascertainable from public or published information or trade sources or public disclosure of such information is required by law) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, except if disclosure is required by the SEC, any other regulatory body, the Feeder Fund's and the Master Fund's respective auditors, or in the view of counsel to the disclosing party such disclosure is required by law, and then only with as much prior written notice to the other party as is practical under the circumstances. Each party hereto

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acknowledges  that the  provisions  of this  Section  4.2 shall not  prevent the
Master Fund from filing a copy of this Agreement as an exhibit to a registration statement on Form N-2 as it relates to the Master Fund and that such disclosure by the Master Fund shall not require any additional consent from the other parties.

          Sec. 4.3 OBLIGATIONS OF THE FEEDER FUND AND THE MASTER FUND. The Master Fund agrees that the financial obligations of the Feeder Fund under this Agreement shall be binding only upon the assets of the Feeder Fund, and that except to the extent liability may be imposed under relevant Securities Laws, the Master Fund shall not seek satisfaction of any such obligation from the directors, officers, agents, employees, managers or members of the Feeder Fund. The Feeder Fund agrees that the financial obligations of the Master Fund under this Agreement shall be binding only upon the assets of the Master Fund and that, except to the extent liability may be imposed under relevant Securities Laws, the Feeder Fund shall not seek satisfaction of any such obligation from the directors, officers, agents, employees, managers or other members of the Master Fund.

                                   ARTICLE V
                             TERMINATION, AMENDMENT

          Sec. 5.1 TERMINATION. This Agreement may be terminated at any time by the mutual agreement in writing of all parties, or by any party on ninety (90) days' advance written notice to the other parties hereto; provided, however, that nothing in this Agreement shall limit the Feeder Fund's right to have repurchased all or a portion of its Units in accordance with the limited liability company agreement of the Master Fund or any repurchase offer made by the Master Fund. The provisions of Article III and Sections 4.2 and 4.3 shall survive any termination of this Agreement.

          Sec. 5.2 AMENDMENT. This Agreement may not be amended, modified or supplemented except by the written agreement of the parties.

                                   ARTICLE VI
                               GENERAL PROVISIONS

          Sec. 6.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the conduct of business contemplated hereby shall be paid by the party incurring such costs and expenses.

          Sec. 6.2 HEADINGS. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Sec.  6.3  ENTIRE  AGREEMENT.  This  Agreement  sets  forth the entire understanding between the parties concerning the subject matter of this Agreement and incorporates or supersedes all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Agreement other than those set forth herein. This Agreement may be amended only in a writing signed by all parties.

          Sec. 6.4 SUCCESSORS. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither this Agreement, nor any rights herein granted may be assigned to, transferred to or encumbered by any party, without the prior written consent of the other parties hereto.

          Sec. 6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof; PROVIDED, HOWEVER, that in the event of any conflict between the 1940 Act and the laws of New York, the 1940 Act shall govern.

          Sec. 6.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

          Sec. 6.7 THIRD PARTIES. Except as expressly provided in Article III, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

          Sec. 6.8 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made when delivered in person or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed:

                  If to Feeder Fund:

                  Robeco-Sage Triton Institutional Fund, L.L.C.
                  c/o Robeco Investment Management, Inc.
                  909 Third Avenue, 32nd Floor
                  New York, New York 10022
                  Tel: (212) 908-9660

                  If to Master Fund:

                  Robeco-Sage Triton Master Fund, L.L.C.
                  c/o Robeco Investment Management, Inc.
                  909 Third Avenue, 32nd Floor
                  New York, New York 10022
                  Tel: (212) 908-9660

Sec. 6.9 INTERPRETATION. Any uncertainty or ambiguity existing herein shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arms' length agreements.

Sec. 6.10 OPERATION OF THE FUNDS. Except as otherwise provided herein, this Agreement shall not limit the authority of the Feeder Fund to take such action as it may deem appropriate or advisable in connection with all matters relating to the operation of the Feeder Fund and the sale of its interest.

Sec. 6.11 RELATIONSHIP OF PARTIES; NO JOINT VENTURE, ETC. It is understood and agreed that the Feeder Fund shall not hold itself out as an agent of the Master Fund with the authority to bind such party, nor shall the Master Fund hold itself out as an agent of the Feeder Fund with the authority to bind such party.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first written above.


MASTER FUND

Robeco-Sage Triton Master Fund, L.L.C.


By:   _______________________________________________
      Name:
      Title:


FEEDER FUND

Robeco-Sage Triton Institutional Fund, L.L.C.


By:   _______________________________________________
      Name:
      Title:

                                 MASTER / FEEDER

                                    AGREEMENT

                                     BETWEEN

                         ROBECO-SAGE TRITON FUND, L.L.C.

                                       AND

                     ROBECO-SAGE TRITON MASTER FUND, L.L.C.



                                   DATED AS OF

                                 OCTOBER 1, 2008

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I REPRESENTATIONS AND WARRANTIES......................................1

   Sec. 1.1 Feeder Fund.......................................................1
   Sec. 1.2 Master Fund.......................................................2

ARTICLE II COVENANTS..........................................................3

   Sec. 2.1 Feeder Fund.......................................................3
   Sec. 2.2 Master Fund.......................................................3
   Sec. 2.3 Reasonable Actions................................................4

ARTICLE III INDEMNIFICATION...................................................4

   Sec. 3.1 Feeder Fund.......................................................4
   Sec. 3.2 Master Fund.......................................................6

ARTICLE IV ADDITIONAL AGREEMENTS..............................................7

   Sec. 4.1 Access to Information.............................................7
   Sec. 4.2 Confidentiality...................................................7
   Sec. 4.3 Obligations of the Feeder Fund and the Master Fund................8

ARTICLE V TERMINATION, AMENDMENT..............................................8

   Sec. 5.1 Termination.......................................................8
   Sec. 5.2 Amendment.........................................................8

ARTICLE VI GENERAL PROVISIONS.................................................8

   Sec. 6.1 Expenses..........................................................8
   Sec. 6.2 Headings..........................................................8
   Sec. 6.3 Entire Agreement..................................................8
   Sec. 6.4 Successors........................................................9
   Sec. 6.5 Governing Law.....................................................9
   Sec. 6.6 Counterparts......................................................9
   Sec. 6.7 Third Parties.....................................................9
   Sec. 6.8 Notices...........................................................9
   Sec. 6.9 Interpretation....................................................9
   Sec. 6.10 Operation of the Funds...........................................9
   Sec. 6.11 Relationship of Parties; No Joint Venture, Etc..................10

                                    AGREEMENT

          THIS AGREEMENT (the "Agreement") is made and entered into as of the 1st day of October, 2008, by and between Robeco-Sage Triton Fund, L.L.C. (the "Feeder Fund"), a Delaware limited liability company, and Robeco-Sage Triton Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company.

                                   WITNESSETH

          WHEREAS, the Feeder Fund and the Master Fund each is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company;

          WHEREAS, the Feeder Fund and the Master Fund each have the same investment objective and substantially the same investment policies;

          WHEREAS, the Feeder Fund desires to pursue its investment objective by investing on an ongoing basis substantially all of its investable assets (the "Assets") in the Master Fund in exchange for units of limited liability company interests in the Master Fund (the "Investment") on the terms and conditions set forth in this Agreement;

          WHEREAS, the execution and delivery of this Agreement is a mutual condition precedent to the execution, delivery and performance of the asset transfer agreement (the "Transfer Agreement") between the Feeder Fund and the Master Fund, to effectuate the Transfer in exchange for the Issuance (capitalized terms not defined herein shall have the meanings ascribed to them in the Transfer Agreement);

          NOW, THEREFORE, in consideration of the foregoing, the mutual premises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                         REPRESENTATIONS AND WARRANTIES

          Sec. 1.1 FEEDER FUND. The Feeder Fund represents and warrants to the Master Fund that:

          (a) ORGANIZATION. The Feeder Fund is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Feeder Fund has the requisite power and authority to own its property and conduct its business as proposed to be conducted pursuant to this Agreement.

          (b) 1940 ACT REGISTRATION. Feeder Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company.

          (c) REGISTRATION STATEMENT. Feeder Fund has reviewed the Master Fund's most recent registration statement on Form N-2, as filed with the Securities and Exchange Commission (the "SEC").

          (d) INTEREST. The Investment is the only "investment security," as such term is defined for purposes of Section 12(d)(1)(E) of the 1940 Act, held by the Feeder Fund. For so long as the Feeder Fund holds the Investment, the Investment shall be the only "investment security" held by the Feeder Fund.

          (e) PRINCIPAL UNDERWRITER. The "principal underwriter," as such term is defined in Section 2(a)(29) of the 1940 Act, for the Feeder Fund is a broker or dealer registered under the Securities Exchange Act of 1934 (the "1934 Act"), or a person controlled by such a broker or dealer. For so long as the Feeder Fund holds the Investment, the principal underwriter for the Feeder Fund, shall be a broker or dealer registered under the 1934 Act, or a person controlled by such a broker or dealer.

          Sec. 1.2 MASTER FUND. The Master Fund represents and warrants to the Feeder Fund that:

          (a) ORGANIZATION. Master Fund is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Master Fund has the requisite power and authority to own its property and conduct its business as now being conducted and as proposed to be conducted pursuant to this Agreement.

          (b) APPROVAL OF AGREEMENT. No meeting of, or consent by, holders of Units (as defined below) of the Master Fund is necessary to approve the issuance of Units to the Feeder Fund.

          (c) ISSUANCE OF UNITS OF LIMITED LIABILITY COMPANY INTERESTS. The issuance by the Master Fund of units of limited liability company interests ("Units") in exchange for the Investment by the Feeder Fund of its Assets has been duly authorized by all necessary action on the part of the Board of Managers of the Master Fund. When issued in accordance with the terms of this Agreement, Units will be validly issued, fully paid and non-assessable.

          (d) 1940 ACT REGISTRATION. The Master Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and such registration is in full force and effect.

          (e) SEC FILINGS; SECURITIES EXEMPTIONS. The Master Fund has duly filed all forms, reports and other documents (collectively, "SEC Filings") required to be filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "1933 Act"), the 1934 Act and the 1940 Act, and the rules and regulations thereunder, (collectively, the "Securities Laws"). Units are not required to be registered under the 1933 Act because such Units are offered solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. In addition, Units are either noticed or qualified for sale or exempt from notice or qualification requirements under applicable securities laws in those states and other jurisdictions in which Units are offered and sold. All SEC Filings relating to the Master Fund comply in all material respects with the requirements of the applicable Securities Laws and do not, as of the date of this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) TAX STATUS. The Master Fund is taxable as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").

          (g) TAXABLE AND FISCAL YEAR. The taxable year end of the Master Fund is December 31st and the fiscal year end is March 31st.

          (h) INSURANCE. As of the date of commencement of its operations, the Master Fund has in force reasonable insurance coverage against certain liabilities that may arise as a result of the Master Fund's business as a registered investment company.

                                    ARTICLE II
                                    COVENANTS

          Sec. 2.1 FEEDER FUND. The Feeder Fund covenants that:

          (a) FISCAL YEAR. The Feeder Fund shall take appropriate action to maintain the same fiscal year end as the Master Fund (currently March 31st).

          (b) PROXY VOTING. If requested to vote on matters pertaining to the Master Fund, the Feeder Fund will either: (i) seek instructions from its investors with regard to the voting of its Unit and vote in accordance with such instructions; or (ii) vote its Unit proportionately for and against each matter in the same proportion as the Units of all other holders are voted; provided that the Feeder Fund will not be obligated to take such action if and to the extent the Feeder Fund obtains an exemption from
               Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

          Sec. 2.2 MASTER FUND. The Master Fund covenants that:

          (a) SEC FILINGS. The Master Fund will make all SEC Filings required to be made by it with the SEC under the Securities Laws in connection with any meetings of the Master Fund's investors and its registration as an investment company and will provide copies of all such definitive filings to the Feeder Fund. The Master Fund's SEC Filings will comply in all material respects with the requirements of the applicable Securities Laws, and will not, at the time they are filed or used, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)  1940  ACT   REGISTRATION.   The  Master  Fund  will  remain  duly
               registered under the 1940 Act as a closed-end, non-diversified, management investment company.

          (c) TAX STATUS. Based upon applicable Internal Revenue Service interpretations and rulings and Treasury Regulations, the Master Fund will continue to be treated as a partnership for federal income tax purposes.

          (d) SECURITIES EXEMPTIONS. Units have been and will continue to be offered and sold solely in private placement transactions which do not involve any "public offering" within the meaning of
               Section 4(2) of the 1933 Act or require registration or notification under any state law.

          (e) ADVANCE NOTICE OF CERTAIN CHANGES. The Master Fund shall provide the Feeder Fund with reasonable advance written notice of any change in the Master Fund's investment objective, or if the Master Fund has knowledge or should have knowledge that one of the following changes is likely to occur, written notice shall be provided as soon as reasonably possible after the Master Fund obtains or should have obtained such knowledge, of any material change in the Master Fund's investment restrictions, policies or activities, any material increase in the Master Fund's fees or expenses, or any change in the Master Fund's fiscal year. In the event of any change (or proposed change) in the investment objective or any material change in the Master Fund's investment policies or activities, the Master Fund shall provide the Feeder Fund with the opportunity to tender its entire Unit to the Master Fund for repurchase as promptly as is reasonably practicable.

          Sec. 2.3 REASONABLE ACTIONS. Each party covenants that it will, subject to the provisions of this Agreement, from time to time, as and when requested by another party or in its own discretion, as the case may be, execute and deliver or cause to be executed and delivered all such documents, assignments and other instruments, take or cause to be taken such actions, and do or cause to be done all things reasonably necessary, proper or advisable in order to conduct the business contemplated by this Agreement and to carry out its intent and purpose.

                                  ARTICLE III
                                 INDEMNIFICATION

          Sec. 3.1 FEEDER FUND

          (a) The Feeder Fund agrees to indemnify and hold harmless the Master Fund, and the Master Fund's investment adviser, and any director, manager, officer, employee or agent of the Master Fund or of the Master Fund's investment adviser (in this Section, each, a "Covered Person" and collectively, "Covered Persons"), against any and all losses, claims, demands, damages, liabilities or expenses (including, with respect to each Covered Person, the reasonable cost of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith, except as provided in subparagraph (b)) ("Losses"), that:

               (i) arise out of or are based upon any violation or alleged violation of any of the Securities Laws, or any other applicable statute, rule, regulation or common law, or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such violation or alleged violation, proceeding or investigation arises out of or is based upon any direct or indirect omission or commission (or alleged omission or commission) by the Feeder Fund or by any of its directors, officers, employees or agents, but only insofar as such omissions or commissions relate to the Investment; or

               (ii) arise  out of or are  based  upon any  untrue  statement  or alleged untrue statement of a material fact contained in any confidential memoranda or any other offering document of the Feeder Fund, or any amendments or supplements to the foregoing (in this Section, collectively "Offering Documents"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was not made in the Offering Documents in reliance upon and in conformity with the Master Fund's registration statement on Form N-2 and other written information furnished by the Master Fund or by any service provider of Master Fund for use therein or for use by the Feeder Fund in preparing such documents, including but not limited to any written information contained in the Master Fund's current registration statement on Form N-2;

                    PROVIDED,  HOWEVER, that in no case shall the Feeder Fund be liable for indemnification hereunder (i) with respect to any claims made against any Covered Person unless a Covered Person shall have notified the Feeder Fund in writing within a reasonable time after the summons, other first legal process, notice of a federal, state or local tax deficiency, or formal initiation of a regulatory investigation or proceeding giving information of the nature of the claim shall have properly been served upon or provided to a Covered Person seeking indemnification or (ii) if such Losses were the result of the negligence or willful misconduct of the Covered Person. Failure to notify the Feeder Fund of such claim shall not relieve the Feeder Fund from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this Section.

          (b) The Feeder Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Feeder Fund elects to assume the defense, such defense shall be conducted by counsel chosen by the Feeder Fund. In the event the Feeder Fund elect(s) to assume the defense of any such suit and retain such counsel, each Covered Person in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (A) the Feeder Fund shall have specifically authorized the retaining of and payment of fees and expenses of such counsel or (B) the parties to such suit include any Covered Person and the Feeder Fund, and any such Covered Person has been advised in a written opinion by counsel reasonably acceptable to the Feeder Fund that one or more legal defenses may be available to it that may not be available to the Feeder Fund, in which case the Feeder Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of one counsel to all such persons. The Feeder Fund shall not be required to indemnify any Covered Person for any settlement of any such claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. The indemnities set forth in paragraph (a) will be in addition to any liability that the Feeder Fund might otherwise have to Covered Persons.

          Sec. 3.2 MASTER FUND.

          (a) The Master Fund agrees to indemnify and hold harmless the Feeder Fund and any affiliate providing services to the Feeder Fund, and any director, manager, officer, employee or agent of any of them (in this Section, each, a "Covered Person" and collectively, "Covered Persons"), against any and all losses, claims, demands, damages, liabilities or expenses (including, with respect to each Covered Person, the reasonable cost of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith, except as provided in subparagraph (b)) ("Losses"), that:

               (i) arise out of or are based upon any violation or alleged violation of any of the Securities Laws, or any other applicable statute, rule, regulation or common law or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such violation or alleged violation, proceeding or investigation arises out of or is based upon any direct or indirect omission or commission (or alleged omission or commission) by the Master Fund, or any of its managers, officers, employees or agents; or

               (ii) arise  out of or are  based  upon any  untrue  statement  or alleged untrue statement of a material fact contained in any advertising or sales literature, or any other SEC Filing relating to the Master Fund, or any amendments or supplements to the foregoing (in this Section, collectively, the "Offering Documents") of the Master Fund, or arise out of or are based upon the omission or alleged omission to state therein, a material fact required to be stated therein, or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; or

               (iii) arise  out of or are based  upon any  untrue  statement  or alleged untrue statement of a material fact contained in any Offering Documents relating to the Master Fund, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Master Fund by the Feeder Fund for use therein or for use by the Master Fund in preparing such documents, including but not limited to any written information contained in the Master Fund's current registration statement on Form N-2.

                    PROVIDED,  HOWEVER, that in no case shall the Master Fund be liable for indemnification hereunder (i) with respect to any claims made against any Covered Person unless a Covered Person shall have notified the Master Fund in writing within a reasonable time after the summons, other first legal process, notice of a federal, state or local tax deficiency, or formal initiation of a regulatory investigation or proceeding giving information of the nature of the claim shall have properly been
               served   upon  or
               provided to a Covered Person seeking indemnification or (ii) if such Losses were the result of the negligence or willful misconduct of the Covered Person. Without limiting the generality of the foregoing, the Master Fund's indemnity to Covered Persons shall include all relevant liabilities of Covered Persons under the Securities Laws, as if the Offering Documents constitute a "prospectus" within the meaning of the 1933 Act, and the Master Fund had registered its units under the 1933 Act pursuant to a registration statement meeting the requirements of the 1933 Act. Failure to notify the Master Fund of such claim shall not relieve the Master Fund from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this Section.

          (b) The Master Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Master Fund elects to assume the defense, such defense shall be conducted by counsel chosen by the Master Fund. In the event the Master Fund elects to assume the defense of any such suit and retain such counsel, each Covered Person in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (A) the Master Fund shall have specifically authorized the retaining of and payment of fees and expenses of such counsel or (B) the parties to such suit include any Covered Person and the Master Fund, and any such Covered Person has been advised in a written opinion by counsel reasonably acceptable to the Master Fund that one or more legal defenses may be available to it that may not be available to the Master Fund, in which case the Master Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of one counsel to such persons. The Master Fund shall not be required to indemnify any Covered Person for any settlement of any such claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. The indemnities set forth in paragraph (a) will be in addition to any liability that the Master Fund might otherwise have to Covered Persons.

                                   ARTICLE IV
                              ADDITIONAL AGREEMENTS

          Sec. 4.1 ACCESS TO INFORMATION. Throughout the life of this Agreement, the Feeder Fund and the Master Fund shall afford each other reasonable access at all reasonable times to such party's officers, employees, agents and offices and to all relevant books and records and shall furnish each other party with all relevant financial and other data and information as such other party may reasonably request.

          Sec. 4.2 CONFIDENTIALITY. Each party agrees that it shall hold in strict confidence all data and information obtained from another party (unless such information is or becomes readily ascertainable from public or published information or trade sources or public disclosure of such information is required by law) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, except if disclosure is required by the SEC, any other regulatory body, the Feeder Fund's and the Master Fund's respective auditors, or in the view of counsel to the disclosing party such disclosure is required by law, and then only with as much prior written notice to the other party as is practical under the circumstances. Each party hereto

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

acknowledges that the provisions of this Section 4.2 shall not prevent the Master Fund from filing a copy of this Agreement as an exhibit to a registration statement on Form N-2 as it relates to the Master Fund and that such disclosure by the Master Fund shall not require any additional consent from the other parties.

          Sec. 4.3 OBLIGATIONS OF THE FEEDER FUND AND THE MASTER FUND. The Master Fund agrees that the financial obligations of the Feeder Fund under this Agreement shall be binding only upon the assets of the Feeder Fund, and that except to the extent liability may be imposed under relevant Securities Laws, the Master Fund shall not seek satisfaction of any such obligation from the directors, officers, agents, employees, managers or members of the Feeder Fund. The Feeder Fund agrees that the financial obligations of the Master Fund under this Agreement shall be binding only upon the assets of the Master Fund and that, except to the extent liability may be imposed under relevant Securities Laws, the Feeder Fund shall not seek satisfaction of any such obligation from the directors, officers, agents, employees, managers or other members of the Master Fund.

                                   ARTICLE V
                             TERMINATION, AMENDMENT

          Sec. 5.1 TERMINATION. This Agreement may be terminated at any time by the mutual agreement in writing of all parties, or by any party on ninety (90) days' advance written notice to the other parties hereto; provided, however, that nothing in this Agreement shall limit the Feeder Fund's right to have repurchased all or a portion of its Units in accordance with the limited liability company agreement of the Master Fund or any repurchase offer made by the Master Fund. The provisions of Article III and Sections 4.2 and 4.3 shall survive any termination of this Agreement.

          Sec. 5.2 AMENDMENT. This Agreement may not be amended, modified or supplemented except by the written agreement of the parties.

                                   ARTICLE VI
                               GENERAL PROVISIONS

          Sec. 6.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the conduct of business contemplated hereby shall be paid by the party incurring such costs and expenses.

          Sec. 6.2 HEADINGS. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Sec.  6.3  ENTIRE  AGREEMENT.  This  Agreement  sets  forth the entire understanding between the parties concerning the subject matter of this Agreement and incorporates or supersedes all prior negotiations and understandings (except as they may be covered in the Transfer Agreement). There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Agreement other than those set forth herein and those set forth in the Transfer Agreement. This Agreement may be amended only in a writing signed by all parties.

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

          Sec. 6.4 SUCCESSORS. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither this Agreement, nor any rights herein granted may be assigned to, transferred to or encumbered by any party, without the prior written consent of the other parties hereto.

          Sec. 6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof; PROVIDED, HOWEVER, that in the event of any conflict between the 1940 Act and the laws of New York, the 1940 Act shall govern.

          Sec. 6.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

          Sec. 6.7 THIRD PARTIES. Except as expressly provided in Article III, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

          Sec. 6.8 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made when delivered in person or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed:

                  If to Feeder Fund:

                  Robeco-Sage Triton Fund, L.L.C.
                  c/o Robeco Investment Management, Inc.
                  909 Third Avenue, 32nd Floor
                  New York, New York 10022
                  Tel: (212) 908-9660

                  If to Master Fund:

                  Robeco-Sage Triton Master Fund, L.L.C.
                  c/o Robeco Investment Management, Inc.
                  909 Third Avenue, 32nd Floor
                  New York, New York 10022
                  Tel: (212) 908-9660

          Sec. 6.9 INTERPRETATION. Any uncertainty or ambiguity existing herein shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arms' length agreements.

          Sec. 6.10 OPERATION OF THE FUNDS. Except as otherwise provided herein, this Agreement shall not limit the authority of the Feeder Fund to take such action as it may deem appropriate or advisable in connection with all matters relating to the operation of the Feeder Fund and the sale of its interest.

          Sec. 6.11 RELATIONSHIP OF PARTIES; NO JOINT VENTURE, ETC. It is understood and agreed that the Feeder Fund shall not hold itself out as an agent of the Master Fund with the authority to bind such party, nor shall the Master Fund hold itself out as an agent of the Feeder Fund with the authority to bind such party.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first written above.


MASTER FUND

Robeco-Sage Triton Master Fund, L.L.C.


By:   _______________________________________________
      Name:
      Title:


FEEDER FUND

Robeco-Sage Triton Fund, L.L.C.


By:   _______________________________________________
      Name:
      Title:









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